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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements of Tekelec on Form S-8 (Registration Nos. 33-48079, 33-82124, 33-60611, 333-05933, 333-28887, 333-37843, 333-71261, 333-86147, 333-39588 and
333-97793) of our reports dated, January 29, 2003, relating to consolidated financial statements and consolidated financial statement schedule which appear in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
March 31, 2003